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                             MUNDER FUND OF FUNDS
                             Class A, B & Y Shares

                        Supplement Dated March 12, 2003
                     to Prospectus Dated October 31, 2002

   In the section entitled "Liquidation of Fund" in the Supplement dated February 26, 2003 to the Prospectus dated October 31, 2002 for the Munder Fund of Funds, the first sentence of the second paragraph is hereby replaced with the following:

   "Any contingent deferred sales charges that would otherwise be charged upon the redemption of Class B shares of the Fund will not be imposed if Class B shareholders are redeemed as a result of the Liquidation."

           PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.



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